Exhibit 32.1
Certification Pursuant to 18 U.S.C Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Cycurion, Inc. (the "Company") on Form 10-Q for the quarterly period ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, L. Kevin Kelly, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ L. Kevin Kelly	May 14, 2026
L. Kevin Kelly
Chief Executive Officer
(Principal Executive Officer)